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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 3-69436, 3-35816, 3-80973 and 3-49409.



                                           /s/ ARTHUR ANDERSEN LLP


New Orleans, Louisiana
March 29, 2002